UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 21, 2016

PARKER-HANNIFIN CORPORATION
(Exact Name of Registrant as Specified in Charter)

Ohio	34-0451060
(State or other jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

6035 Parkland Boulevard, Cleveland, Ohio	44124-4141
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (216) 896-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

•	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

•	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

•	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

•	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

Item 7.01 Regulation FD Disclosure

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and Item 7.01, “Regulation FD Disclosure”

On October 21, 2016, Parker-Hannifin Corporation issued a press release and presented a Webcast announcing earnings for the quarter ended September 30, 2016. A copy of the press release is filed as Exhibit 99.1 to this report. A copy of the Webcast presentation is filed as Exhibit 99.2 to this report.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

99.1    Press release issued by Parker-Hannifin Corporation, dated October 21, 2016.

99.2    Webcast presentation by Parker-Hannifin Corporation, dated October 21, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PARKER-HANNIFIN CORPORATION
By: /s/ Jon P. Marten
Jon P. Marten
Executive Vice President - Finance &
Administration and Chief Financial Officer

Date: October 21, 2016